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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


         Date of Report (Date of earliest event reported): May 15, 2001


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

            (as depositor under the Pooling and Servicing Agreement,
          to be dated as of May 1, 2001, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2001-S1)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                       333-81429                33-3416059
      --------                       ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

4 World Financial Center--Floor #10
New York, New York                                              10080
------------------                                              -----
(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 449-1000
                                                     --------------


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



Item 5.           Other Events.
                  ------------


         On or about May 30, 2001, the Registrant will cause the issuance and sale of Merrill Lynch Mortgage Investors, Inc., Series 2001-S1 Mortgage Pass-Through Certificates, (the "Registered Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of May 1, 2001, among the Registrant, Fleet Mortgage Corp. as the master servicer and Wells Fargo Bank Minnesota, National Association as the trustee.

         In connection with the expected sale of the Registered Certificates, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has advised the Registrant that it has fto prospective investors certain collateral information with respect to the mortgage loans underlying the proposed offering of the Registered Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed as exhibits to this report.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Registered Certificates and by any other information subsequently filed with the Sand Exchange Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Registered Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Registered Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the mortgage loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Registered Certificates.

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------


         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                                            Item 601(a) of
                                            Regulation S-K
                  Exhibit No.               Exhibit No.                                 Description
                  -----------               -----------                                 -----------
                       1                         99                             Collateral Term Sheets

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     MERRILL LYNCH MORTGAGE
                                                     INVESTORS, INC.



                                                     By:    /s/ John Winchester
                                                            -------------------
                                                     Name:  John Winchester
                                                     Title: Authorized Signatory


Dated:  May 15, 2001

                                  EXHIBIT INDEX


                                    Item 601 (a) of                                              Sequentially
         Exhibit                    Regulation S-K                                               Numbered
         Number                     Exhibit No.               Description                        Page
         ------                     -----------               -----------                        ----
            1                            99                   Collateral Term Sheets                1

                                    EXHIBIT 1